UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2005

MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota 55437
(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 346-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into Material Definitive Agreements

As previously reported in a Current Report on Form 8-K filed on July 21, 2005, MGI PHARMA, INC. (the “Company”) and its wholly-owned subsidiary Granite Acquisition, Inc. entered into an Agreement and Plan of Merger dated July 20, 2005 with Guilford Pharmaceuticals Inc., a Delaware corporation. The Agreement and Plan of Merger, and related exhibits, are being filed with the SEC as Exhibit 2.1 to this report.

The Agreement and Plan of Merger contains customary representations and warranties of both Guilford and MGI PHARMA. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by Guilford and MGI PHARMA in connection with negotiating the terms of the Agreement and Plan of Merger, and may have been included in the Agreement and Plan of Merger for the purpose of allocating risk between Guilford and MGI PHARMA rather than establishing matters as facts. Accordingly, the Agreement and Plan of Merger is included with this filing only to provide investors with information regarding the terms of the Agreement and Plan of Merger, and not to provide investors with any other factual information regarding the parties or their respective businesses. The Agreement and Plan of Merger should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the merger that will be contained in, or incorporated by reference into, the proxy statement/prospectus that the parties will be filing in connection with the merger, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Guilford and MGI PHARMA make with the SEC.

In connection with the Agreement and Plan of Merger, the Company entered into a Credit Agreement dated July 20, 2005 with Guilford, and Guilford executed a Note dated July 20, 2005 that is governed by the terms of the Credit Agreement. The Credit Agreement and its related exhibits and the Note are being filed with the SEC as Exhibits 10.1 and 10.2, respectively, to this report.

Also in connection with the Agreement and Plan of Merger, MGI PHARMA will extinguish an approximate $60 million obligation related to Guilford’s revenue interest agreement with Paul Royalty Fund, in accordance with a Letter Agreement dated July 20, 2005. The Letter Agreement is being filed with the SEC as Exhibit 10.3 to this report.

Forward Looking Statements

This material contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “ expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements are not guarantees of MGI PHARMA’s or Guilford’s future performance and involve a number of risks and uncertainties that may cause actual results to differ materially from the results discussed in these statements. Factors that might cause either Company’s results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, the ability of MGI PHARMA and Guilford’s product candidates to be proven safe and effective in humans, to receive marketing authorization from regulatory authorities, and to ultimately compete successfully with other therapies; continued sales of MGI PHARMA and Guilford’s marketed products; development or acquisition of additional products; reliance on contract manufacturing; changes in strategic alliances; continued access to capital; ability of Guilford and MGI PHARMA to complete the transaction on the proposed terms; the risk that the perceived advantages of the transaction, if consummated, may not be achieved; and other risks and uncertainties detailed from time to time in the Companies’ filings with the Securities and Exchange Commission including their most recently filed Form 10-Q or 10-K. MGI PHARMA and Guilford undertake no duty to update any of these forward-looking statements to conform them to actual results.

Additional Information And Where To Find It

MGI PHARMA intends to file a registration statement on Form S-4 containing a proxy statement/prospectus in connection with the proposed acquisition of Guilford by MGI PHARMA pursuant to the terms of the Agreement and Plan of Merger by and between MGI PHARMA and Guilford. The proxy statement/prospectus will be mailed to the stockholders of Guilford. Investors and stockholders are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about the merger, MGI PHARMA and Guilford. Investors and stockholders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov. These documents can also be obtained for free from MGI PHARMA by directing a request to MGI PHARMA Investor Relations at 952-346-4700 and for free from Guilford by directing a request to Guilford Investor Relations at 410-631-5022.

Participants in the Merger

MGI PHARMA, Guilford and their directors and officers may be deemed to be participants in the solicitation of proxies from Guilford stockholders in respect of the proposed transaction. Information regarding MGI PHARMA’s participants is available in MGI PHARMA’s Annual Report on Form 10-K for the year ended December 31, 2004 and its proxy statement for its 2005 Annual Meeting of Stockholders, which are filed with the SEC. Information regarding Guilford’s participants is available in Guilford’s Annual Report on Form 10-K for the year ended December 31, 2004 and the proxy statement for its 2005 Annual Meeting of Stockholders, which are filed with the SEC. Additional information regarding interests of such participants will be included in the registration statement containing the Proxy Statement/Prospectus that will be filed with the SEC. You can obtain free copies of these documents from MGI PHARMA and Guilford using the contact information above.

Section 9– Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

2.1	Agreement and Plan of Merger dated July 20, 2005, by and among MGI PHARMA, INC., Granite Acquisition, Inc. and Guilford Pharmaceuticals Inc.

10.1	Credit Agreement dated July 20, 2005, by and between MGI PHARMA, INC. and Guilford Pharmaceuticals Inc.

10.2	Note dated July 20, 2005, executed by Guilford Pharmaceuticals Inc.

10.3	Letter Agreement dated July 20, 2005, by and among MGI PHARMA, INC., Guilford Pharmaceuticals Inc. and Paul Royalty Fund, LP

*	The Company has omitted certain schedules in accordance with Regulation S-K 601(b)(2). The Company will furnish the omitted schedules to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 22, 2005	MGI PHARMA, INC.

	By:	/s/ James C. Hawley
James C. Hawley
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger dated July 20, 2005, by and among MGI PHARMA, INC., Granite Acquisition, Inc. and Guilford Pharmaceuticals Inc.

10.1	Credit Agreement dated July 20, 2005, by and between MGI PHARMA, INC. and Guilford Pharmaceuticals Inc.

10.2	Note dated July 20, 2005, executed by Guilford Pharmaceuticals Inc.

10.3	Letter Agreement dated July 20, 2005, by and among MGI PHARMA, INC., Guilford Pharmaceuticals Inc. and Paul Royalty Fund, LP

*	The Company has omitted certain schedules in accordance with Regulation S-K 601(b)(2). The Company will furnish the omitted schedules to the Commission upon request.

5